Single Touch Systems Inc.

2235 Encinitas Boulevard, Suite 210

Encinitas, California 92024

March 18, 2011

Via EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Attention:	Mark P. Shuman and Matthew Crispino

Mail Stop 4561

Re:	Single Touch Systems Inc.
Registration Statement on Form S-1 (File No. 333-170593)
Annual Report on Form 10-K filed January 14, 2010 (File No. 000-53744)

Gentlemen:

Single Touch Systems Inc. (the “Company”), in connection with its filing of an amendment to its Registration Statement on Form S-1 under the Securities Act (File No. 333-170593), hereby confirms that its response, in its March 15, 2011 response letter, to the first of the Staff’s comments raised in the Staff’s comment letter dated December 10, 2010 (the “Comment Letter”), should be revised as set forth below to correct numerical errors. For ease of reference, the Staff’s first comment is reproduced below in its entirety, and the Company’s revised response immediately follows.

The Company further confirms that there are no changes in such response other than the numerical corrections, and also confirms the responses, as made in the March 15, 2011 response letter, given to the Comment Letter’s second, third, fourth and fifth comments.

Form S-1

General

1.	Given Mr. Macaluso’s interest in this offering and the proceeds thereof, please provide us with your analysis as to whether he should be named as an underwriter. Refer to Section 2(a)(11) of the Securities Act.

Company Response. The situation has changed, and the registration statement has been revised to reflect the changed situation. First, the number of shares subject to the registration statement has been reduced from 8,000,000 to 7,255,000, and the selling stockholders are now identified as eight persons, including the Harrington spousal community. None of the 12 newly-identified selling stockholders have any contractual relationship with the Company or with Mr. Macaluso. The 12 newly-identified selling stockholders purchased their 6,880,000 shares, which were among the 8,000,000 shares identified in the registration statement as initially filed, in Section 4(1 1/2) transactions. Second, as to the Harringtons, they continue to be identified as selling stockholders for 375,000 shares, but they have no obligation to remit to Mr. Macaluso any of the proceeds from resale of such 375,000 shares, and Mr. Macaluso will not benefit in any way from the proceeds of the resale of such 375,000 shares; and there are no restrictions as to the price, manner or other attributes of the Harringtons’ resales of the 375,000 shares.

The effect of the changed situation is that none of the proceeds of any of the selling stockholders’ resales under the registration statement will inure to the benefit of the Company or Mr. Macaluso (or anyone else except the selling stockholder itself) in any way, nor affect any of the rights or obligations of the Company, Mr. Macaluso or the Harringtons.

Therefore, the Company believes that, under the changed circumstances as set forth in the revised registration statement, it would not be necessary to identify any person as an underwriter.

Should you have any questions or comments with respect to the foregoing, please contact Hayden Trubitt of Stradling Yocca Carlson & Rauth, our outside SEC counsel, at 858-926-3006.

Very truly yours,

By:	/s/ Anthony Macaluso
Anthony Macaluso
Chief Executive Officer

cc:	(Via Facsimile: (858) 926-3001)
Hayden J. Trubitt, Esq.
Stradling Yocca Carlson & Rauth
4365 Executive Drive, Suite 1500
San Diego, CA 92121